                                EXHIBIT 24

                             POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ JOHN M. BISSELL
                                   John M. Bissell
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ JOHN D. BOYLES
                                   John D. Boyles
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ DICK DEVOS
                                   Dick DeVos
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ JAMES P. HACKETT
                                   James P. Hackett
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ ERINA HANKA
                                   Erina Hanka
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


__________, 1997                   ________________________________________
                                   Earl D. Holton
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ JOHN P. KELLER
                                   John P. Keller
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


__________, 1997                   ________________________________________
                                   William U. Parfet
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


__________, 1997                   ________________________________________
                                   Percy A. Pierre, Ph.D.
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ ROBERT L. SADLER
                                   Robert L. Sadler
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ PETER F. SECCHIA
                                   Peter F. Secchia
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ B. P. SHERWOOD, III
                                   B. P. Sherwood, III
                                   Executive Vice President, Treasurer and
                                   Director (Principal Financial Officer)

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 20, 1997                   /S/ DAVID J. WAGNER
                                   David J. Wagner
                                   President, Chief Executive Officer and
                                   Director (Principal Executive Officer)

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Executive Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


January 21, 1997                   /S/ ALBERT T. POTAS
                                   Albert T. Potas
                                   Senior Vice President and Controller
                                   (Principal Accounting Officer)